UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760-3791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 535-0572

N/A

(Former name or former address, if changed since last report)

Item 9.	Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 24, 2003, Technology Research Corporation issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION
(Registrant)

Date:	July 24, 2003

/s/ Scott J. Loucks
Scott J. Loucks Vice President of Finance; Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 24, 2003, issued by Technology Research Corporation

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